UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2nd day of June, 2017

APT SYSTEMS, INC.

(Exact of registrant as specified in its charter)

DELAWARE	333-181597	99-0370904
State or other jurisdiction of incorporation	SEC File Number	IRS Employer Identification No.

505 Montgomery Street, 11th Floor San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

________________________N/A________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a)

On May 30, 2017, APT Systems, Inc. (the “Registrant” or the “Company”) notified RBSM LLP (“RBSM “) that it was formally dismissed as the Registrant’s independent registered public accounting firm. The decision to secure a replacement for RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee on May 25, 2017. The reports of RBSM on the Company’s financial statements for the years ended January 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

(b)

During the prior years ended January 31, 2017 and 2016 and through May 30, 2017, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended January 31, 2017; and 2016, and through May 26, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

New independent registered public accounting firm

On May 30, 2017 (the “Engagement Date”), the Company engaged Malone Bailey LLP (“MB “) as its independent registered public accounting firm for the Company’s fiscal year ended January 31, 2018. The decision to engage MB as the Company’s independent registered public accounting firm was deemed appropriate and was also approved by the Company’s Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with MB regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that MB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

Exhibit No.	Description

16.1	Letter from RBSM LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2017

/s/Glenda Dowie

By: Glenda Dowie,

CEO, President and Director

/s/Carl Hussey

By: Carl Hussey,

CFO, Treasurer, and Director

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